UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2005

Date of reporting period:	October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

PIMCO Corporate Income Fund

Annual Report

October 31, 2005

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-12

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Notes to Financial Statements	16-25

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements	28-29

Privacy Policy/Proxy Voting Policies & Procedures	30

Tax Information/Annual Shareholder Meeting Results	31

Dividend Reinvestment Plan	32

Board of Trustees & Principal Officers	33-34

PIMCO Corporate Income Fund Letter to Shareholders

December 19, 2005

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Corporate Income Fund (the "Fund") for the year ended October 31, 2005.

Please refer to the following pages for specific Fund information. If you have any questions regarding the information provided, please contact your financial advisor or call the Fund's transfer agent at (800) 331-1710. Also, note that a wide range of information and resources can be accessed through our Web site, www.allianzinvestors.com.

Together with Allianz Global Investors Fund Management LLC, the Fund's investment manager and Pacific Investment Management Company LLC, the Fund's sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel

Chairman	President & Chief Executive Officer

10.31.05 | PIMCO Corporate Income Fund Annual Report 1

PIMCO Corporate Income Fund Performance & Statistics

October 31, 2005 (unaudited)

Symbol:

PCN

Objective:

To provide high current income. Capital preservation and appreciation are secondary objectives.

Primary Investments:

U.S. dollar-denominated corporate debt obligations of varying maturities and other corporate income-producing securities.

Inception Date:

December 21, 2001

Net Assets(1):

$825.7 million

Portfolio Manager:

Mark Kiesel

Total Return(2):	Market Price	Net Asset Value ("NAV")
1 year	6.92%	3.99%
3 year	15.80%	18.06%
Commencement of Operations (12/21/01) to 10/31/05	10.51%	11.33%

Common Share Market Price/NAV Performance:

Commencement of Operations (12/21/01) to 10/31/05
■ NAV
■ Market Price

Market Price/NAV:

Market Price	$14.92
NAV	$14.63
Premium to NAV	1.98%
Market Price Yield(3)	8.55%

(1) Inclusive of net assets attributable to Preferred Shares outstanding.

(2) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund's income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period greater than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at October 31, 2005.

2 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
CORPORATE BONDS & NOTES – 78.0%
Airlines – 5.2%
$2,503	American Airlines, Inc., pass thru certificates, 6.978%, 4/1/11, Ser. 01-2	Baa2/BBB+	$2,503,478
	Continental Airlines, Inc., pass thru certificates,
10,000	6.503%, 6/15/11, Ser. 01-1	Baa3/BBB+	9,542,977
3,035	7.056%, 9/15/09, Ser. 99-2	Baa3/A-	3,043,274
2,500	7.487%, 4/2/12, Ser. 00-2	Baa3/BBB	2,464,689
6,000	Delta Air Lines, Inc., pass thru certificates, 7.57%, 11/18/10, Ser. 00-1	Ba2/BB	5,812,675
4,142	Northwest Airlines, Inc., pass thru certificates, 7.575%, 3/1/19, Ser. 99-2A	Ba2/BBB-	4,120,041
	United Air Lines, Inc., pass thru certificates, (f)
3,262	4.09%, 3/2/49, Ser. 97-A, FRN	NR/NR	3,258,544
6,171	6.201%, 9/1/08, Ser. 01-1	NR/NR	5,981,861
4,887	7.186%, 4/1/11, Ser. 00-2	NR/NR	4,816,355
700	10.36%, 11/13/12, Ser. 91C	NR/NR	493,500
			42,037,394
Apparel & Textiles – 0.3%
500	Quiksilver, Inc., 6.875%, 4/15/15 (d)	B1/BB-	466,250
2,000	Russell Corp., 9.25%, 5/1/10	B2/B	2,025,000
			2,491,250
Automotive – 1.5%
1,500	ArvinMeritor, Inc., 8.75%, 3/1/12	Ba2/BB	1,413,750
2,000	Auburn Hills Trust, 12.375%, 5/1/20	A3/BBB	2,953,676
1,500	Ford Motor Co., 9.98%, 2/15/47	Ba1/BB+	1,312,500
5,000	General Motors Corp., 7.20%, 1/15/11	B1/BB-	4,175,000
1,000	Hertz Corp., 7.625%, 6/1/12	Baa3/BBB-	1,000,027
1,500	TRW Automotive, Inc., 9.375%, 2/15/13	Ba3/BB-	1,620,000
			12,474,953
Banking – 1.7%
5,000	Colonial Bank, 9.375%, 6/1/11	Ba1/BBB-	5,827,345
1,700	Fifth Third Capital Trust I, 8.136%, 3/15/27, Ser. A	Aa3/AA	1,826,002
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30, VRN	A1/A-	1,499,372
1,000	Riggs Capital Trust, 8.625%, 12/31/26, Ser. A	A3/BBB	1,079,032
1,750	Riggs National Corp., 9.65%, 6/15/09	A3/BBB+	2,009,035
1,000	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31, VRN	A1/A	1,178,177
			13,418,963
Chemicals – 0.7%
5,000	Lyondell Chemical Co., 10.50%, 6/1/13	B1/BB-	5,693,750
Computer Services – 0.3%
	Electronic Data Systems Corp.,
1,000	6.50%, 8/1/13, Ser. B	Ba1/BBB-	1,009,849
1,500	7.125%, 10/15/09	Ba1/BBB-	1,586,788
			2,596,637
Containers – 0.7%
	Smurfit-Stone Container,
1,000	8.375%, 7/1/12	B2/B	960,000
5,000	9.75%, 2/1/11	B2/B	5,025,000
			5,985,000

10.31.05 | PIMCO Corporate Income Fund Annual Report 3

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Diversified Manufacturing – 2.3%
	Hutchison Whampoa International Ltd., (d)
$3,500	6.25%, 1/24/14	A3/A-	$3,631,834
500	6.50%, 2/13/13	A3/A-	525,050
2,000	JSG Funding PLC, 9.625%, 10/1/12	B3/B-	1,930,000
1,030	Raychem Corp., 7.20%, 10/15/08	Baa3/BBB+	1,087,063
£5,800	Tyco International Group S.A., 6.50%, 11/21/31	Baa3/BBB+	11,412,270
			18,586,217
Energy – 0.9%
$1,000	Edison Mission Energy, 7.73%, 6/15/09	B1/B+	1,042,500
2,000	FirstEnergy Corp., 7.375%, 11/15/31, Ser. C	Baa3/BBB-	2,284,574
2,719	Sithe Independence Funding Corp., 9.00%, 12/30/13, Ser. A	Ba2/B	2,928,733
899	System Energy Resource, Inc., 5.129%, 1/15/14 (d)	Baa3/BBB	864,783
			7,120,590
Finance – 11.5%
8,500	Beaver Valley II Funding, 9.00%, 6/1/17	Baa3/BBB-	9,832,707
2,000	Bluewater Finance Ltd., 10.25%, 2/15/12	B1/B	2,140,000
4,480	Cedar Brakes II LLC, 9.875%, 9/1/13 (d)	Baa2/BBB-	5,148,828
7,000	CIT Group, Inc., 4.12%, 9/20/07, FRN	A2/A	7,023,940
	Ford Motor Credit Co.,
500	5.70%, 1/15/10	Baa3/BB+	450,348
2,000	5.80%, 1/12/09	Baa3/BB+	1,832,996
1,000	6.50%, 1/25/07	Baa3/BB+	988,419
3,000	7.75%, 2/15/07	Baa3/BB+	3,011,991
1,000	Fresenius Medical Care Capital Trust, 7.875%, 6/15/11	B1/BB-	1,080,000
1,180	General Electric Capital Corp., 8.30%, 9/20/09	Aaa/AAA	1,319,149
	General Motors Acceptance Corp.,
8,000	5.05%, 1/16/07, FRN	Ba1/BB	7,891,416
5,000	6.875%, 9/15/11	Ba1/BB	4,853,835
15,000	7.75%, 1/19/10	Ba1/BB	15,106,575
1,265	HSBC Finance Corp., 7.65%, 5/15/07	A1/A	1,312,587
1,300	Mizuho JGB Investment LLC, 9.87%, 6/30/08, VRN (d)	Baa1/BBB+	1,440,106
300	Mizuho Preferred Capital Co. LLC, 8.79%, 6/30/08, VRN (d)	Baa1/BBB+	324,420
	Pemex Project Funding Master Trust,
4,350	8.00%, 11/15/11	Baa1/BBB	4,874,175
1,400	8.625%, 2/1/22	Baa1/BBB	1,676,500
3,500	9.75%, 9/15/27 (d)	Baa1/BBB	4,539,500
2,000	Preferred Term Securities XIII, 4.436%, 3/24/34, FRN (b) (d) (g)	Aaa/AAA	1,975,474
5,000	Sets Trust No. 2002-3, 8.85%, 4/2/07 (b) (d) (g) (h)	NR/NR	5,156,142
	TIERS Principal Protected Trust,
10,000	8.41%, 3/22/07 (b) (d) (g) (h)	NR/NR	10,309,171
1,500	Universal City Development Partners Ltd., 11.75%, 4/1/10	B2/B-	1,689,375
			93,977,654
Food & Beverage – 1.4%
2,000	Anheuser-Busch Cos., Inc., 5.00%, 3/1/19	A1/A+	1,932,822
5,000	Delhaize America, Inc., 8.125%, 4/15/11	Ba1/BB+	5,364,810
1,500	HJ Heinz Co., 6.189%, 12/1/20, VRN (d)	A3/A-	1,501,739
3,000	Ingles Markets, Inc., 8.875%, 12/1/11	B3/B	3,018,750
			11,818,121
Healthcare & Hospitals – 2.8%
	HCA, Inc.,
1,000	8.70%, 2/10/10	Ba2/BB+	1,087,761
5,470	9.00%, 12/15/14	Ba2/BB+	6,260,847

4 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Healthcare & Hospitals (continued)
$9,000	HEALTHSOUTH Corp., 8.375%, 10/1/11	NR/NR	$8,640,000
1,006	Manor Care, Inc., 8.00%, 3/1/08	Baa3/BBB	1,065,879
	Tenet Healthcare Corp.,
5,000	7.375%, 2/1/13	B3/B	4,462,500
1,000	9.25%, 2/1/15 (d)	B3/B	952,500
			22,469,487
Hotels/Gaming – 5.3%
	Caesars Entertainment, Inc.,
2,000	8.125%, 5/15/11	Ba1/BB+	2,195,000
3,000	8.50%, 11/15/06	Baa3/BBB-	3,098,517
1,000	8.875%, 9/15/08	Ba1/BB+	1,077,500
1,000	Choctaw Resort Development Enterprise, 7.25%, 11/15/19 (d)	B1/BB-	995,000
1,000	Gaylord Entertainment Co., 8.00%, 11/15/13	B3/B-	1,047,500
1,500	Host Marriott L.P., 9.50%, 1/15/07, Ser. I, REIT	Ba2/B+	1,573,125
5,000	ITT Corp., 7.375%, 11/15/15	Ba1/BB+	5,325,000
500	Mandalay Resort Group, 9.375%, 2/15/10	Ba3/B+	547,500
	MGM Mirage,
5,190	6.625%, 7/15/15 (d)	Ba2/BB	5,060,250
9,000	8.50%, 9/15/10	Ba2/BB	9,697,500
4,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/1/12	Ba1/BB+	4,330,000
1,750	Station Casinos, Inc., 6.00%, 4/1/12	Ba2/BB-	1,728,125
2,588	Times Square Hotel Trust, 8.528%, 8/1/26 (b) (d) (g)	Baa3/BB+	3,012,586
3,250	Wynn Las Vegas LLC, 6.625%, 12/1/14	B2/B+	3,111,875
			42,799,478
Insurance – 0.5%
2,300	Dai-ichi Mutual Life Insurance Co., 5.73%, 3/17/14 (d)	NR/BBB+	2,317,454
123	Prudential Financial, Inc., 4.104%, 11/15/06	A3/A-	121,781
1,500	Residential Reinsurance Ltd., 8.82%, 6/8/06, Ser. 2003, FRN (b) (d) (g)	Ba2/BB+	1,464,975
			3,904,210
Manufacturing – 0.4%
1,000	Bombardier, Inc., 6.30%, 5/1/14 (d)	Ba2/BB	870,000
2,500	Dresser, Inc., 9.375%, 4/15/11	B2/B-	2,600,000
			3,470,000
Metals & Mining – 0.4%
3,000	Falconbridge Ltd., 7.25%, 7/15/12	Baa3/BBB-	3,241,065
Multi-Media – 7.0%
3,000	British Sky Broadcasting PLC, 6.875%, 2/23/09	Baa2/BBB	3,153,108
1,000	Cablevision Systems Corp., 8.00%, 4/15/12, Ser. B	B3/B+	960,000
6,000	Charter Communications Operating LLC, 8.375%, 4/30/14 (d)	B2/B-	6,045,000
2,250	Comcast Corp., 10.625%, 7/15/12	Ba1/BBB	2,819,070
925	Comcast MO of Delaware, Inc., 9.00%, 9/1/08	Baa2/BBB+	1,016,624
	CSC Holdings, Inc.,
1,000	7.625%, 4/1/11, Ser. B	B1/BB-	1,007,500
700	7.875%, 2/15/18	B1/BB-	680,750
3,000	8.125%, 7/15/09, Ser. B	B1/BB-	3,082,500
7,625	8.125%, 8/15/09, Ser. B	B1/BB-	7,834,687
	DirecTV Holdings LLC,
1,000	6.375%, 6/15/15 (d)	Ba2/BB-	986,250
3,900	8.375%, 3/15/13	Ba2/BB-	4,241,250

10.31.05 | PIMCO Corporate Income Fund Annual Report 5

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)			Credit Rating (Moody's/S&P)*	Value
Multi-Media (continued)
	$1,950	Echostar DBS Corp., 9.125%, 1/15/09	Ba3/BB-	$2,052,375
	500	Historic TW, Inc., 6.625%, 5/15/29	Baa1/BBB+	506,860
	2,000	Mediacom Broadband LLC, 11.00%, 7/15/13	B2/B	2,150,000
		News America, Inc.,
	1,610	6.75%, 1/9/38	Baa3/BBB	1,688,211
	7,450	7.43%, 10/1/26	Baa3/BBB	8,262,177
CAD	1,750	Rogers Cable, Inc., 7.25%, 12/15/11	Ba3/BB+	1,528,125
	$8,000	Time Warner, Inc., 7.70%, 5/1/32	Baa1/BBB+	9,138,776
				57,153,263
Oil & Gas – 7.7%
		CenterPoint Energy Res. Corp.,
	4,000	6.50%, 2/1/08	Baa3/BBB	4,109,776
	1,200	7.75%, 2/15/11	Baa3/BBB	1,326,706
	4,000	Chesapeake Energy Corp., 7.75%, 1/15/15	Ba2/BB	4,260,000
	3,000	Columbia Energy Group, 7.32%, 11/28/10, Ser. E	Baa2/BBB	3,006,297
		Dynergy-Roseton Danskammer, Inc., pass thru certificates,
	1,750	7.27%, 11/8/10, Ser. A	Caa2/B	1,742,344
	3,000	7.67%, 11/8/16, Ser. B	Caa2/B	2,956,875
	2,000	El Paso CGP Co., 10.75%, 10/1/10	Caa1/B-	2,260,000
	4,300	Gaz Capital S.A., 8.625%, 4/28/34	Baa1/BB	5,428,750
	4,700	Gazprom, 9.625%, 3/1/13	NR/BB	5,671,490
	901	Perforadora Central S.A. de CV, 4.92%, 12/15/18	NR/NR	898,074
	1,300	Pogo Producing Co., 8.25%, 4/15/11, Ser. B	Ba3/B+	1,368,250
	2,000	Reliant Energy, Inc., 6.75%, 12/15/14	B1/B+	1,870,000
	300	SESI LLC, 8.875%, 5/15/11	B1/BB-	315,750
	3,000	Sonat, Inc., 7.625%, 7/15/11	Caa1/B-	3,030,000
	250	Transcontinental Gas Pipe Line Corp., 8.875%, 7/15/12, Ser. B	Ba2/B+	287,500
	2,000	USX Corp., 9.375%, 2/15/12, Ser. B	Baa1/BBB+	2,431,158
	5,000	Weatherford International, Inc., 6.625%, 11/15/11, Ser. B	Baa1/BBB+	5,328,575
		Williams Cos., Inc.,
	2,000	7.125%, 9/1/11	B1/B+	2,072,500
	7,000	7.50%, 1/15/31, Ser. A	B1/B+	7,315,000
	5,000	7.875%, 9/1/21	B1/B+	5,418,750
	1,000	8.75%, 3/15/32	B1/B+	1,158,750
				62,256,545
Paper/Paper Products – 2.3%
	5,000	Abitibi-Consolidated, Inc., 8.55%, 8/1/10	Ba3/BB-	4,912,500
		Bowater, Inc.,
	1,000	9.00%, 8/1/09	Ba3/BB	1,020,000
	3,000	9.50%, 10/15/12	Ba3/BB	3,030,000
		Georgia-Pacific Corp.,
	2,000	8.00%, 1/15/14	Ba1/BB+	2,160,000
	3,000	8.00%, 1/15/24	Ba2/BB+	3,210,000
	500	8.125%, 5/15/11	Ba2/BB+	545,000
	850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (d)	Baa3/BBB-	821,809
	2,500	OfficeMax, Inc., 7.315%, 6/15/09, Ser. A	Ba1/B+	2,737,500
				18,436,809
Pharmaceuticals – 0.1%
	1,000	Wyeth, 6.50%, 2/1/34	Baa1/A	1,091,397

6 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Retail – 2.2%
$9,000	Albertson's, Inc., 8.00%, 5/1/31	Baa3/BBB-	$8,260,083
3,000	JC Penney Co., Inc., 8.125%, 4/1/27	Ba1/BB+	3,120,000
5,897	Yum! Brands, Inc., 8.875%, 4/15/11	Baa3/BBB-	6,876,350
			18,256,433
Telecommunications – 12.2%
792	AT&T Corp., 9.05%, 11/15/11	Ba1/BB+	879,120
5,000	Bellsouth Capital Funding, 7.875%, 2/15/30	A2/A	5,915,920
	Cincinnati Bell, Inc.,
5,000	7.00%, 2/15/15	B1/B-	4,750,000
1,000	8.375%, 1/15/14	B3/B-	977,500
8,000	Citizens Communications Co., 9.25%, 5/15/11	Ba3/BB+	8,700,000
10,000	Deutsche Telekom International Finance BV, 8.50%, 6/15/10	A3/A-	11,170,190
10,000	France Telecom S.A., 7.75%, 3/1/11	A3/A-	11,150,690
1,000	Intelsat Bermuda Ltd., 8.625%, 1/15/15 (d)	B2/B+	1,017,500
	MCI, Inc.,
474	6.908%, 5/1/07	B2/B+	479,925
474	7.688%, 5/1/09	B2/B+	492,368
405	8.735%, 5/1/14	B2/B+	449,550
	Nextel Communications, Inc.,
3,000	6.875%, 10/31/13, Ser. E	Baa2/A-	3,140,937
2,000	7.375%, 8/1/15, Ser. D	Baa2/A-	2,118,640
750	PCCW Capital II Ltd., 6.00%, 7/15/13 (d)	Baa2/BBB	760,108
12,860	Qwest Capital Funding, Inc., 7.25%, 2/15/11	B3/B	12,345,600
14,000	Qwest Communications International, Inc., 7.25%, 2/15/11	B2/B	13,685,000
2,300	Qwest Corp., 7.12%, 6/15/13, FRN (d)	Ba3/BB	2,438,000
	Sprint Capital Corp.,
6,900	6.125%, 11/15/08	Baa2/A-	7,111,126
4,000	6.875%, 11/15/28	Baa2/A-	4,277,468
1,200	Time Warner Telecom Holdings, Inc., 7.79%, 2/15/11, FRN	B2/CCC+	1,230,000
5,469	Verizon Global Funding Corp., 7.25%, 12/1/10	A2/A+	5,937,529
			99,027,171
Tobacco – 0.2%
2,000	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/1/12	Ba2/BB+	2,020,000
Utilities – 8.2%
670	CMS Energy Corp., 7.75%, 8/1/10	B1/B+	710,200
500	Consumers Energy Co., 6.375%, 2/1/08 (d) (g)	Baa3/BBB-	512,360
	East Coast Power LLC,
1,340	6.737%, 3/31/08, Ser. B	Baa3/BBB-	1,356,310
3,128	7.066%, 3/31/12, Ser. B	Baa3/BBB-	3,239,691
2,000	Florida Gas Transmission Co., 7.00%, 7/17/12 (d)	Baa2/BBB+	2,150,324
4,355	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (d)	Ba2/BB-	4,425,769
2,500	Georgia Power Co., 3.977%, 2/17/09, Ser. U, FRN	A2/A	2,507,787
4,700	Homer City Funding LLC, 8.137%, 10/1/19	Ba2/BB	5,240,500
	IPALCO Enterprises, Inc.,
2,150	8.375%, 11/14/08	Ba1/BB-	2,246,750
5,500	8.625%, 11/14/11	Ba1/BB-	5,981,250
3,785	Midwest Generation LLC, pass thru certificates, 8.56%, 1/2/16, Ser. B	B1/B+	4,127,562
2,000	Northern States Power Co., 8.00%, 8/28/12, Ser. B	A2/A-	2,326,224
1,000	Ohio Edison Co., 5.647%, 6/15/09 (d)	Baa2/BB+	1,014,834
2,000	Potomac Electric Power, 6.25%, 10/15/07	A3/A-	2,049,156

10.31.05 | PIMCO Corporate Income Fund Annual Report 7

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Utilities (continued)
	PSEG Energy Holdings LLC,
$6,000	8.50%, 6/15/11	Ba3/BB-	$6,427,500
4,790	8.625%, 2/15/08	Ba3/BB-	4,993,575
5,000	PSEG Power LLC, 8.625%, 4/15/31	Baa1/BBB	6,328,225
500	Public Service Electric & Gas Co., 4.00%, 11/1/08, Ser. C	A3/A-	487,145
5,077	South Point Energy Center LLC, 8.40%, 5/30/12 (d)	B3/B-	4,797,523
3,500	Tucson Electric Power, 7.50%, 8/1/08, Ser. B	Baa3/BBB-	3,695,325
2,000	TXU U.S. Holdings Co., 7.17%, 8/1/07	Baa3/BB+	2,064,328
			66,682,338
Waste Disposal – 2.2%
	Allied Waste North America, Inc.,
3,000	7.25%, 3/15/15 (d)	B2/BB-	2,985,000
3,625	8.50%, 12/1/08, Ser. B	B2/BB-	3,788,125
	Waste Management, Inc.,
5,000	7.10%, 8/1/26	Baa3/BBB	5,577,025
5,000	7.375%, 8/1/10	Baa3/BBB	5,441,640
			17,791,790
	Total Corporate Bonds & Notes (cost-$624,757,452)		634,800,515
SOVEREIGN DEBT OBLIGATIONS – 6.1%
Brazil – 1.7%
	Federal Republic of Brazil,
2,179	8.00%, 1/15/18	Ba3/BB-	2,256,354
755	10.50%, 7/14/14	Ba3/BB-	886,748
9,000	11.00%, 8/17/40	Ba3/BB-	10,824,750
			13,967,852
Guatemala – 0.2%
1,500	Republic of Guatemala, 9.25%, 8/1/13 (d)	Ba2/BB-	1,747,500
Panama – 1.0%
	Republic of Panama,
3,000	9.375%, 7/23/12	Ba1/BB	3,510,000
4,470	9.625%, 2/8/11	Ba1/BB	5,162,850
			8,672,850
Peru – 1.4%
	Republic of Peru,
4,840	9.125%, 2/21/12	Ba3/BB	5,619,240
4,750	9.875%, 2/6/15	Ba3/BB	5,878,125
			11,497,365
Russia – 1.2%
	Russian Federation,
7,362	5.00%, 3/31/30, VRN	Baa2/BBB-	8,201,541
1,300	8.25%, 3/31/10	Baa2/BBB-	1,390,740
			9,592,281
South Africa – 0.4%
	Republic of South Africa,
120	7.375%, 4/25/12	Baa1/BBB+	132,900
2,600	9.125%, 5/19/09	Baa1/BBB+	2,925,000
			3,057,900

8 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Ukraine – 0.2%
	Republic of Ukraine,
$1,000	7.65%, 6/11/13	B1/BB-	$1,077,500
280	11.00%, 3/15/07	B1/BB-	294,497
			1,371,997
	Total Sovereign Debt Obligations (cost-$46,683,636)		49,907,745
MORTGAGE-BACKED SECURITIES – 1.8%
3,500	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (d)	NR/BB+	3,578,593
4,778	GSMPS Mortgage Loan Trust, 7.50%, 6/19/27, CMO (d)	NR/NR	4,945,234
	Merrill Lynch Mortgage Investors, Inc., CMO, VRN
2,805	6.934%, 12/15/30	Baa2/A-	3,063,035
2,000	7.233%, 2/15/30	Baa1/BBB+	2,098,449
658	Morgan Stanley Capital, Inc., 4.11%, 4/15/16, CMO, FRN (d)	Aaa/AAA	658,907
	Total Mortgage-Backed Securities (cost-$14,301,544)		14,344,218
NEW JERSEY MUNICIPAL BONDS (d) (k) – 1.6%
	Tobacco Settlement Financing Corp. Rev., VRN
4,119	7.656%, 6/1/32	NR/AA	4,437,975
2,500	8.499%, 6/1/24	NR/AA	3,084,600
4,166	8.999%, 6/1/32	NR/AA	5,216,332
	Total Municipal Bonds (cost-$10,029,622)		12,738,907
SENIOR LOANS (a) (b) (c) – 0.8%
Containers – 0.2%
	Stone Container Corp.,
131	3.99%, 11/1/11		132,674
510	5.563%, 11/1/11, Term B		516,556
529	5.875%, 11/1/11, Term B		535,791
320	5.875%, 11/1/11, Term C		323,799
			1,508,820
Energy – 0.2%
	AES Corp.,
714	5.07%, 4/30/08, Term B		724,018
714	5.69%, 8/10/11, Term B		724,018
			1,448,036
Multi-Media – 0.3%
2,500	Century Cable Holdings LLC, Term B, 8.75%, 6/30/09		2,480,135
Printing/Publishing – 0.1%
	Dex Media East LLC,
488	5.46%, 5/8/09, Term B		490,519
359	5.50%, 5/8/09, Term B		360,976
81	5.77%, 11/8/08, Term B		81,157
163	5.87%, 5/8/09, Term B		164,080
185	5.92%, 5/8/09, Term B		186,336
154	5.93%, 5/8/09, Term B		154,538
			1,437,606
	Total Senior Loans (cost-$6,832,682)		6,874,597

10.31.05 | PIMCO Corporate Income Fund Annual Report 9

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
ASSET-BACKED SECURITIES – 0.7%
$8	Ameriquest Mortgage Securities, Inc., 4.448%, 2/25/33, FRN	Aaa/AAA	$7,891
306	Credit-Suisse First Boston Mortgage Securities Corp., 4.368%, 5/25/43, FRN (d)	Aaa/AAA	306,142
5,596	United Air Lines, Inc., 7.73%, 7/1/10 (f)	NR/BBB-	5,404,354
	Total Asset-Backed Securities (cost-$5,419,912)		5,718,387
U.S. TREASURY NOTE (e) – 0.2%
1,300	U.S. Treasury Note, 4.125%, 5/15/15 (cost-$1,262,983)		1,254,907
PREFERRED STOCK – 0.4%
Shares
Finance – 0.4%
3,400	Fresenius Medical Care Capital Trust II, 7.875% (cost-$3,674,550)	B1/BB-	3,527,500
SHORT-TERM INVESTMENTS – 10.6%
Principal Amount (000)
Corporate Notes – 4.0%
Finance – 0.6%
	HSBC Finance Corp.,
$500	4.643%, 10/12/06, FRN	A1/A	502,702
4,000	7.20%, 7/15/06	A1/A	4,067,476
			4,570,178
Food & Beverage – 0.5%
4,139	Kroger Co., 8.15%, 7/15/06	Baa2/BBB-	4,227,310
Hotels/Gaming – 0.0%
175	ITT Corp., 6.75%, 11/15/05	Ba1/BB+	175,000
Multi-Media – 1.4%
2,105	British Sky Broadcasting PLC, 7.30%, 10/15/06	Baa2/BBB	2,151,356
9,375	Lenfest Communications, Inc., 8.375%, 11/1/05	Baa2/BBB+	9,375,000
			11,526,356
Utilities – 1.5%
3,380	Duke Energy Corp., 4.24%, 12/8/05, FRN	Baa1/BBB	3,379,618
1,000	GPU, Inc., 7.70%, 12/1/05, Ser. A	Baa3/BBB-	1,002,398
4,500	Kansas Gas & Electric, 6.20%, 1/15/06	Baa3/BBB	4,513,770
500	Nisource Finance Corp., 7.625%, 11/15/05	Baa3/BBB	500,524
2,500	PPL Capital Funding Trust I, 7.29%, 5/18/06	Ba1/BB+	2,526,060
			11,922,370
	Total Corporate Notes (cost-$32,470,623)		32,421,214
Commercial Paper (g) – 4.5%
Banking – 1.1%
8,900	Danske Corp., 4.10%, 1/26/06	NR/NR	8,811,089
500	Westpac Banking Corp., 4.06%, 1/17/06	NR/NR	495,540
			9,306,629

10 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Principal Amount (000)		Credit Rating (Moody's/S&P)*	Value
Finance – 3.4%
$3,200	General Electric Capital Corp., 4.14%, 1/27/06	NR/NR	$3,167,648
	Societe Generale North America, Inc.,
1,400	4.11%, 2/21/06	NR/NR	1,381,632
22,875	4.145%, 2/1/06	NR/NR	22,630,009
600	UBS Finance, Inc., 4.155%, 2/28/06	NR/NR	591,618
			27,770,907
	Total Commercial Paper (cost-$37,083,020)		37,077,536
U.S. Treasury Bills (i) – 1.0%
7,785	3.34%-3.60%,12/1/05-12/15/05 (cost-$7,752,943)		7,752,943
Asset-Backed Securities (d) – 0.4%
3,000	Redwood Capital Ltd., 7.904%, 1/9/06, FRN (cost-$3,000,000)	Ba1/BB+	3,003,570
Repurchase Agreements – 0.7%
5,979	State Street Bank & Trust Co., dated 10/31/05, 3.40%, due 11/1/05, proceeds $5,979,565: collateralized by Fannie Mae, 2.00%, 1/15/06, valued at $6,101,186 including accrued interest (cost-$5,979,000)		5,979,000
	Total Short-Term Investments (cost-$86,285,586)		86,234,263
OPTIONS PURCHASED (j) – 0.0%
Contracts
Call Options – 0.0%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
170	strike price $115, expires 11/22/05		2,656
Put Options – 0.0%
	Eurodollar Futures, Chicago Mercantile Exchange,
269	strike price $93.75, expires 3/13/06		1,681
183	strike price $94.25, expires 12/19/05		1,144
404	strike price $94.375, expires 3/13/06		2,525
	U.S Treasury Bond Futures,
610	strike price $104, expires 11/22/05		9,532
			14,882
	Total Options Purchased (cost-$22,855)		17,538
	Total Investments before options written (cost-$799,270,822) – 100.2%		$815,418,577
OPTIONS WRITTEN (j) – (0.2)%
Call Options – (0.1)%
	News America Holdings, OTC,
7,450,000	strike price $100, expires 10/01/06		(705,634)
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
952	strike price $112, expires 11/22/05		(14,875)
150	strike price $113, expires 11/22/05		(2,344)
680	strike price $113, expires 12/23/05		(10,625)
1,058	strike price $114, expires 11/22/05		(16,531)
380	strike price $115, expires 2/24/06		(11,875)
			(761,884)

10.31.05 | PIMCO Corporate Income Fund Annual Report 11

PIMCO Corporate Income Fund Schedule of Invesments

October 31, 2005 (continued)

Contracts		Value
Put Options – (0.1)%
	U.S. Treasury Notes 10 yr. Futures, Chicago Board of Trade,
380	strike price $105, expires 2/24/06	$(118,750)
2,068	strike price $106, expires 12/23/05	(387,750)
1,019	strike price $107, expires 11/22/05	(127,375)
680	strike price $107, expires 12/23/05	(265,625)
		(899,500)
	Total Options Written (premiums received-$1,607,640)	(1,661,384)
	Total Investments net of options written (cost-$797,663,182) – 100.0%	$813,757,193

Notes to Schedule of Investments:

*  Unaudited

(a)  Private Placement. Restricted as to resale and may not have a readily available market.

(b)  Illiquid security.

(c)  These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the "LIBOR" or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)  144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)  Delayed-delivery security. To be settled after October 31, 2005.

(f)  Issuer in default.

(g)  Fair-valued security.

(h)  Credit-linked trust certificate.

(i)  All or partial amount segregated as collateral for futures contracts, when-issued or delayed-delivery securities.

(j)  Non-income producing.

(k)  Residual Interest/Tax Exempt Municipal Bonds-The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

Glossary:

£  -  British Pound

CAD  -  Canadian Dollar

CMO  -  Collateralized Mortgage Obligation

FRN  -  Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2005.

LIBOR  -  London Inter-Bank Offered Rate

NR  -  Not Rated

REIT  -  Real Estate Investment Trust

VRN  -  Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2005.

12 PIMCO Corporate Income Fund Annual Report | 10.31.05 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost-$799,270,822)	$815,418,577
Foreign currency (cost-$5,735)	5,748
Interest receivable	15,504,495
Unrealized appreciation on swaps	6,647,063
Receivable for swaps purchased	3,024,917
Receivable for variation margin on futures contracts	37,188
Prepaid expenses	29,070
Unrealized appreciation of forward foreign currency contracts	4,466
Total Assets	840,671,524
Liabilities:
Payable to custodian	250,152
Unrealized depreciation on swaps	4,682,061
Dividends payable to common and preferred shareholders	3,956,989
Premium for swaps sold	2,434,000
Options written, at value (premiums received-$1,607,640)	1,661,384
Payable for investments purchased	1,290,693
Investment management fees payable	387,922
Accrued expenses	190,709
Unrealized depreciation of forward foreign currency contracts	76,665
Payable for variation margin on futures contracts	13,094
Total Liabilities	14,943,669
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 12,000 shares issued and outstanding)	300,000,000
Net Assets Applicable to Common Shareholders	$525,727,855
Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 35,945,887 shares issued and outstanding)	$359
Paid-in-capital in excess of par	510,523,218
Dividends in excess of net investment income	(1,280,818)
Accumulated net realized gain	1,833,262
Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	14,651,834
Net Assets Applicable to Common Shareholders	$525,727,855
Net Asset Value Per Common Share	$14.63

See accompanying Notes to Financial Statements. | 10.31.05 | PIMCO Corporate Income Fund Annual Report 13

PIMCO Corporate Income Fund Statement of Operations

For the year ended October 31, 2005

Investment Income:
Interest	$52,047,893
Dividends	267,750
Total Investment Income	52,315,643
Expenses:
Investment management fees	6,312,972
Auction agent fees and commissions	777,354
Custodian and accounting agent fees	224,285
Reports to shareholders	159,576
Audit and tax services	107,454
Trustees' fees and expenses	40,509
Transfer agent fees	35,850
New York Stock Exchange listing fees	31,141
Legal fees	24,927
Miscellaneous	17,810
Insurance expense	16,757
Investor relations	11,779
Interest expense	4,806
Total expenses	7,765,220
Less: investment management fees waived	(1,683,548)
custody credits earned on cash balances	(9,482)
Net expenses	6,072,190
Net Investment Income	46,243,453
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,147,606
Futures contracts	(1,514,316)
Options written	2,245,391
Swaps	(2,399,124)
Foreign currency transactions	815,434
Net change in unrealized appreciation/depreciation of:
Investments	(24,832,365)
Futures contracts	(4,233,691)
Options written	825,843
Swaps	2,566,079
Foreign currency transactions	(10,139)
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(16,389,282)
Net Increase in Net Assets Resulting from Investment Operations	29,854,171
Dividends and Distributions on Preferred Shares	(8,721,905)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$21,132,266

14 PIMCO Corporate Income Fund Annual Report | 10.31.05 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Changes in Net Assets
Applicable to Common Shareholders

	Year ended
	October 31, 2005	October 31, 2004
Investment Operations:
Net investment income	$46,243,453	$48,432,788
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	9,294,991	9,846,897
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(25,684,273)	15,093,070
Net increase in net assets resulting from investment operations	29,854,171	73,372,755
Dividends and Distributions on Preferred Shares from:
Net investment income	(8,250,450)	(3,423,698)
Net realized gains	(471,455)	(584,124)
Total dividends and distributions to preferred shareholders	(8,721,905)	(4,007,822)
Net increase in net assets applicable to common shareholders resulting from investment operations	21,132,266	69,364,933
Dividends and Distributions on Common Shareholders from:
Net investment income	(45,701,987)	(49,978,163)
Net realized gains	(9,765,042)	(12,044,100)
Total dividends and distributions to common shareholders	(55,467,029)	(62,022,263)
Capital Share Transactions:
Reinvestment of dividends and distributions	3,547,880	4,717,803
Total increase (decrease) in net assets applicable to common shareholders	(30,786,883)	12,060,473
Net Assets Applicable to Common Shareholders:
Beginning of year	556,514,738	544,454,265
End of year (including dividends in excess of net investment income of $1,280,818 and $4,753, respectively)	$525,727,855	$556,514,738
Common Shares Issued in Reinvestment of Dividends and Distributions	233,775	303,847

See accompanying Notes to Financial Statements. | 10.31.05 | PIMCO Corporate Income Fund Annual Report 15

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (the "Fund"), was organized as a Massachusetts business trust on October 17, 2001. Prior to commencing operations on December 21, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the "Investment Manager") serves as the Fund's Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. ("Allianz Global"). Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund seeks to achieve high current income with capital preservation and appreciation as secondary objectives by investing at least 80% of its assets in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and other income producing securities.

The Fund employs a strategy of selling options on U.S. Treasury futures and other fixed income instruments. This strategy enables the Fund to capture premiums when Pacific Investment Management Company LLC (the "Sub-Adviser") believes future interest rate volatility is likely to be lower than the level of volatility implied in the options contracts. In addition, the Fund has engaged in interest rate swaps as part of a strategy to enhance the Fund's income while managing interest rate and credit risk.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund's investments are valued daily by an independent pricing service, dealer quotations, or are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund's investments in senior floating rate loans ("Senior Loans") for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair-value by the Sub-Adviser. Such procedures by the Sub-Adviser include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund's net asset value is determined daily at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments

16 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

1. Organization and Significant Accounting Policies (continued)

are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year the Fund intends not to be subject to U.S. federal excise tax.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the year ended October 31, 2005, permanent differences of $6,432,919 are primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns and consent fees. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended October 31, 2005 the Fund received $6,241,795 from swap agreements which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

(e) Foreign Currency Translation

The Fund's accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions (the "Lender"). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

10.31.05 | PIMCO Corporate Income Fund Annual Report 17

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

1. Organization and Significant Accounting Policies (continued)

(g) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an written option could result in the Fund purchasing a security at a price different from the current market.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts ("swaps") for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Fund are included as part of realized gain (loss) and net periodic payments accrued, but not yet received (paid) are included in the change in unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily by the Sub-Adviser based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund's Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

18 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

1. Organization and Significant Accounting Policies (continued)

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date ("repurchase agreements"). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted

10.31.05 | PIMCO Corporate Income Fund Annual Report 19

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

1. Organization and Significant Accounting Policies (continued)

pending determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The weighted average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2005 was $2,808,000 at a weighted average interest rate of 2.37%.

(n) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the "Agreement") with the Investment Manager. Subject to the supervision of the Fund's Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund's investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding. In order to reduce Fund expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee at the annual rate of 0.20% of the Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through December 31, 2006, and for a declining amount thereafter through December 31, 2009.

The Investment Manager has retained its affiliate, the Sub-Adviser, to manage the Fund's investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all the Fund's investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.42% of the Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding. The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager such that the Sub-Adviser will receive 0.30% of the Fund's average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of the Fund's operations through December 31, 2006, and will receive an increasing amount thereafter.

3. Investment in Securities

For the year ended October 31, 2005, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $848,111,221 and $861,131,903 respectively.

(a) Futures contracts outstanding at October 31, 2005:

Type	Notional Amount (000)	Expiration Date	Unrealized Depreciation
Long: Financial Future Euro-90 day	$1,875	12/18/06	$(1,010,000)
Financial Future Euro-90 day	875	3/19/07	(126,875)
U.S. Treasury 10 yr Note	1	12/20/05	(2,305)
U.S. Treasury Bond	418	12/20/05	(2,184,157)
			$(3,323,337)

20 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

3. Investment in Securities (continued)

(b) Transactions in options written for the year ended October 31, 2005:

	Notional/ Contracts	Premiums
Options outstanding, October 31, 2004	132,450,000	$437,500
Options written	300,623,586	6,324,461
Options terminated in closing purchase transactions	(344,314,132)	(4,751,403)
Options expired	(81,302,087)	(402,918)
Options outstanding, October 31, 2005	7,457,367	$1,607,640

(c) Credit default swaps agreements outstanding at October 31, 2005:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
Ford Motor Credit	$2,000	6/20/06	2.60%	$11,441
Bear Stearns
Bombardier	3,000	12/20/06	(1.90)%	13,414
EnCana	3,000	9/20/09	0.53%	33,933
Ford Motor Credit	4,000	6/20/10	5.60%	216,325
GMAC	5,000	6/20/07	4.65%	219,195
Credit Suisse First Boston
GMAC	7,000	12/20/10	5.22%	744,883
Qwest Holding	7,000	12/20/06	(1.45)%	(95,371)
Qwest Holding	7,000	12/20/10	4.56%	337,158
Goldman Sachs
Bombardier	3,000	12/20/10	4.05%	(27,003)
Ford Motor Credit	7,000	12/20/10	5.90%	(308,551)
Ford Motor Credit	1,000	6/20/07	3.00%	6,620
GMAC	1,300	6/20/06	3.10%	(13,848)
Reliant Energy	7,000	12/20/06	(0.85)%	43,054
HSBC Bank
Ford Motor Credit	5,000	6/20/07	2.67%	5,765
Ford Motor Credit	1,000	6/20/07	2.70%	1,650
JP Morgan Chase
American International Group	5,100	6/20/10	0.35%	31,432
Ford Motor Credit	1,800	6/20/06	2.15%	4,272
Ford Motor Credit	10,000	6/20/07	3.10%	129,272
Ford Motor Credit	1,000	6/20/06	3.25%	16,423
GMAC	500	6/20/06	2.75%	3,801
Lehman Securities
Ford Motor Credit	7,000	12/20/06	(2.05)%	176,106
Ford Motor Credit	650	6/20/06	2.90%	5,169
MGM	7,000	12/20/06	(0.70)%	(23,291)
Merrill Lynch
Ford Motor Credit	2,000	6/20/07	3.45%	28,152
Reliant Energy	2,000	12/20/10	2.80%	(23,517)

10.31.05 | PIMCO Corporate Income Fund Annual Report 21

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Morgan Stanley
GMAC	$10,000	6/20/06	2.80%	$78,981
GMAC	7,000	12/20/06	(2.10)%	(16,089)
MGM	7,000	12/20/10	2.55%	198,355
Reliant Energy	5,000	12/20/10	2.90%	(37,768)
Ford Motor Credit	1,000	6/20/07	3.40%	13,247
Ford Motor Credit	2,000	6/20/07	3.75%	38,093
Ford Motor Credit	5,000	9/20/10	4.05%	(34,218)
UBS Securities
Ford Motor Credit	1,000	6/20/07	3.35%	27,308
GMAC	10,000	9/20/06	1.60%	(10,914)
GMAC	1,000	6/20/06	3.83%	15,563
				$1,809,042

(d) Interest rate swap agreements outstanding at October 31, 2005:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Barclays Bank	$160,000	12/15/25	5.25%	3 month LIBOR	$1,821,088
Barclays Bank	160,000	10/27/25	3 month LIBOR	5.25%	(1,828,523)
Goldman Sachs	680,000	12/24/24	3 month LIBOR	5.13%	(2,223,384)
Lehman Brothers	700,000	12/15/24	5.20%	3 month LIBOR	2,426,363
Lehman Brothers	7,450	10/01/06	7.43%	3 month LIBOR + 1.15%	(39,584)
					$155,960

LIBOR—London Interbank Offered Rate

The Fund received $20,750,000 par value in U.S. Treasury Bills as collateral for swap contracts.

(e) Forward foreign currency contracts outstanding at October 31, 2005:

	U.S. $ Value Origination Date	Unrealized U.S. $ Value October 31, 2005	Appreciation (Depreciation)
Sold:
1,750,000 Canadian Dollar settling 11/21/05	$1,488,981	$1,484,515	$4,466
6,620,000 British Pound settling 11/21/05	11,639,516	11,716,181	(76,665)
			$(72,199)

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2005	Year Ended October 31, 2004
Ordinary Income	$56,641,744	$58,035,410
Long-Term Capital Gains	7,547,190	7,994,675

At October 31, 2005, the tax character of distributable earnings of $2,553,590 was comprised entirely of ordinary income.

22 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

4. Income Tax Information (continued)

At October 31, 2005, the Fund had a capital loss carryforward of $755,272, which will expire in 2013, available as a reduction to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions, paydowns and swaps.

The cost basis of portfolio securities for federal income tax purposes is $799,359,223. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $26,543,905, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $10,484,551, net unrealized appreciation for federal income tax purposes is $16,059,354.

5. Auction Preferred Shares

The Fund has issued 2,400 shares of Preferred Shares Series M, 2,400 shares of Preferred Shares Series T, 2,400 shares of Preferred Shares Series W, 2,400 shares of Preferred Shares Series TH, and 2,400 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended October, 31, 2005, the annualized dividend rate ranged from:

	High	Low	At October 31, 2005
Series M	3.75%	1.90%	3.75%
Series T	3.84%	1.90%	3.61%
Series W	3.85%	1.45%	3.65%
Series TH	3.90%	1.92%	3.65%
Series F	3.90%	1.92%	3.73%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Subsequent Common Dividend Declarations

On November 1, 2005, a dividend of $0.10625 per share was declared to common shareholders payable December 1, 2005 to shareholders of record on November 18, 2005.

On December 1, 2005 a dividend of $0.10625 per share was declared to common shareholders payable December 30, 2005 to shareholders of record on December 16, 2005.

On December 20, 2005 a dividend of $0.065 per share was declared to common shareholders payable January 13, 2006 to shareholders of record on December 30, 2005.

7. Legal Proceedings

On September 13, 2004, the Securities and Exchange Commission (the "Commission") announced that the Investment Manager and two affiliates of the Investment Manager, PEA Capital LLC and PA Fund Distributors LLC (the "Affiliates") had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (''open-end funds'') advised or distributed by these certain affiliates. In their settlement with the Commission, the Investment Manager and the Affiliates consented to the entry of an order by the Commission and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Investment Manager and the Affiliates agreed to pay civil money penalties in the aggregate amount of

10.31.05 | PIMCO Corporate Income Fund Annual Report 23

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

7. Legal Proceedings (continued)

$40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Investment Manager and the Affiliates have been dismissed from the related complaint the Commission filed on May 6, 2004 in the U.S. District Court in the Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New Jersey (''NJAG'') announced that it had entered into a settlement agreement with Allianz Global and the Affiliates, in connection with a complaint filed by the NJAG on February 17, 2004. In the settlement, Allianz Global and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the Commission order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

On September 15, 2004, the Commission announced that the Investment Manager and the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called ''shelf space'' arrangements with certain broker-dealers. In their settlement with the Commission, the Investment Manager and the Affiliates consented to the entry of an order by the Commission without admitting or denying the findings contained in the order. In connection with the settlement, the Investment Manager and the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Investment Manager and the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with one of the Affiliates of the Investment Manager in resolution of an investigation into matters that are similar to those discussed in the Commission order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California alleging, among other things that this Affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the Affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the Commission order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the Fund.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the "West Virginia Complaint") against the Investment Manager and the Affiliates based on the same circumstances as those cited in the 2004 settlements with the Commission and NJAG involving alleged "market timing" activities described above. The West Virginia Complaint alleges, among other things, that the Investment Manager and the Affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Investment Manager and the Affiliates in violation of the funds' stated restrictions on "market timing." The West Virginia Complaint also names numerous other defendants unaffiliated with the Investment Manager and the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The Investment Manager and the Affiliates and the unaffiliated mutual fund defendants removed the proceeding to federal court, and on October 19, 2005, the action was transferred to the Multi-District Litigation for market-timing related actions currently pending in the U.S. District Court for the District of Maryland, which is described below. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and the Affiliates and certain other affiliates of the Investment Manager and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern ''market timing,'' and they have been transferred to and

24 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2005

7. Legal Proceedings (continued)

consolidated for pre-trial proceedings in a Multi-District Litigation in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern ''revenue sharing'' with brokers offering ''shelf space'' and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Adviser, the Affiliates, Allianz Global, the Fund, other open- and closed-end funds advised or distributed by the Investment Manager and/or its affiliates, the boards of directors or trustees of those funds, and/or other affiliates and their employees.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment manager/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement described above under Section 9(a), the Investment Manager and certain of its affiliates (together, the ''Applicants'') have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent order. There is no assurance that the Commission will issue a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Investment Manager or the Affiliates, the Investment Manager or the Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., was filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities for which the Investment Manager serves as investment adviser. The U.S. District Court for the Central District of California dismissed the action with prejudice on June 2005. The plaintiff alleged that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

10.31.05 | PIMCO Corporate Income Fund Annual Report 25

PIMCO Corporate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period.

	Year ended			For the period December 21, 2001* through
	October 31, 2005	October 31, 2004	October 31, 2003	October 31, 2002
Net asset value, beginning of period	$15.58	$15.38	$12.25	$14.33	**
Investment Operations:
Net investment income	1.30	1.33	1.55	1.12	(1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(0.46)	0.73	3.18	(2.00)
Total from investment operations	0.84	2.06	4.73	(0.88)
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.23)	(0.10)	(0.11)	(0.11)
Net realized gains	(0.01)	(0.01)	–	–
Total dividends and distributions on preferred shares	(0.24)	(0.11)	(0.11)	(0.11)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.60	1.95	4.62	(0.99)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.28)	(1.41)	(1.38)	(0.96)
Net realized gains	(0.27)	(0.34)	(0.11)	–
Total dividends and distributions to common shareholders	(1.55)	(1.75)	(1.49)	(0.96)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	–	(0.03	) (1)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–	–	(0.10	) (1)
Total capital share transactions	–	–	–	(0.13)
Net asset value, end of period	$14.63	$15.58	$15.38	$12.25
Market price, end of period	$14.92	$15.46	$15.43	$13.24
Total Investment Return (2)	6.92%	12.32%	29.29%	(5.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$525,728	$556,515	$544,454	$429,982
Ratio of expenses to average net assets (3)(4)(5)	1.12%	1.12%	1.15%	1.07	% (6)
Ratio of net investment income to average net assets (3)(5)	8.54%	8.95%	10.90%	9.83	% (6)
Preferred shares asset coverage per share	$68,791	$71,365	$70,367	$60,826
Portfolio turnover	108%	74%	63%	77%

*  Commencement of operations.

**  Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

(1)  Calculated based on average daily shares outstanding.

(2)  Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(3)  Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(4)  Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).

(5)  During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.43% and 8.23%, respectively, for the year ended October 31, 2005, 1.43% and 8.64%, respectively, for the year ended October 31, 2004, 1.47% and 10.58%, respectively, for the year ended October 31, 2003 and 1.37% (annualized) and 9.53% (annualized), respectively, for the period December 21, 2001 (commencement of operations) through October 31, 2002.

(6)  Annualized.

26 PIMCO Corporate Income Fund Annual Report | 10.31.05 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Income Fund (the "Fund") at October 31, 2005, the results of its operations, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period December 21, 2001 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at October 31, 2005 by correspondence with the custodian, brokers and agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2005

10.31.05 | PIMCO Corporate Income Fund Annual Report 27

PIMCO Corporate Income Fund Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the "Trustees") and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's Investment Management Agreement with the Investment Manager and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (together, the "Agreements"). The Trustees consider matters bearing on the Fund and its investment management arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the Trustees met on June 15 and 16, 2005 (the "contract review meeting") for the specific purpose of considering whether to approve the continuation of the Investment Management Agreement and the Portfolio Management Agreement. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, unanimously concluded that the Fund's Investment Management Agreement and Portfolio Management Agreement should be continued for an additional one-year period.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Fund's management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended March 31, 2005, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees' conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager's and Sub-Adviser's abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager's and Sub-Adviser's services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager's or Sub-Adviser's ability to provide high quality services to the Fund in the future under the Agreements, including each organization's respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser's investment process, research capabilities and philosophy were well suited

28 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Matters Relating to the Trustees Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

to the Fund given its investment objectives and policies, and that the Investment Manager and Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper Inc., the Trustees also reviewed the Fund's total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager's and Sub-Adviser's responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's fees under the Agreements, the Trustees considered, among other information, the Fund's management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. They noted that the management fee paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund are also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts. The Trustees noted that the Fund significantly outperformed its peer group for the one-year, three year and year-to-date periods ended May 31, 2005 in total return. The Trustees also noted that the Fund's expense ratio (after taking into account waivers) was below the average the median for its peer group.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and Sub-Adviser under the Agreements (because the fees are calculated based on the Fund's total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and Sub-Adviser, on one hand, and the Fund's common shareholders, on the other. In this regard, the Trustees considered information provided by the Sub-Adviser indicating that the Fund's use of leverage through preferred shares continues to be appropriate and in the interests of the Fund's common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called "fall-out benefits" to the Investment Manager and Sub-Adviser, such as reputational value derived from serving as investment manager and sub-adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

10.31.05 | PIMCO Corporate Income Fund Annual Report 29

PIMCO Corporate Income Fund Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients' personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder's accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder's non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder's non-public personal information, physicial, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund's transfer agent at (800) 331-1710; (ii) on the Fund's website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

30 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Tax Information/
Annual Shareholder Meeting Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year ended (October 31, 2005) as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended October 31, 2005 were as follows:

Dividends to common shareholders from ordinary income	$1.35007
Dividends to preferred shareholders from ordinary income	$687.53750
Distributions to common shareholders from long-term gains	$0.19836
Distribution to preferred shareholders from long-term gains	$39.28792

Since the Fund's tax year is not the calendar year, another notification will be sent with respect to calendar year 2005. In January 2006, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2005. The amount that will be reported will be the amount to use on your 2005 federal income tax return and may differ from the amount which must be reported in connection with the fund's tax year ended October, 2005. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on March 1, 2005. Common and Preferred shareholders voted to re-elect R. Peter Sullivan III and David C. Flattum as trustees to serve until 2008. The results are as follows:

	Affirmative	Withhold Authority
Re-election of David C. Flattum	30,056,401	215,378
Re-election of R. Peter Sullivan III	30,050,387	221,392

Paul Belica, Robert E. Connor, John J. Dalessandro II*, and Hans W. Kertess* continue to serve as Trustees of the Fund.

*  Preferred Shares Trustee

10.31.05 | PIMCO Corporate Income Fund Annual Report 31

PIMCO Corporate Income Fund Dividend Reinvestment (unaudited)

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor's behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund's dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Commmon Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund's transfer agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

32 PIMCO Corporate Income Fund Annual Report | 10.31.05

PIMCO Corporate Income Fund Board of Trustees (unaudited)

Name, Age, Position(s) Held with Fund, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor
Date of Birth: 9/17/34
Chairman of the Board of Trustees since: 2004
Trustee since: 2001
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of Office: Expected to stand for re-election
at 2007 annual meeting of shareholders
Director/Trustee of 21 funds in Fund Complex
Director/Trustee of no funds outside of Fund Complex	Formerly senior executive and member of the Board of Smith Barney Harris Upshaw Inc.; and CEO of five New York State Agencies.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2001
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee of 23 funds in Fund Complex
Trustee of no funds outside of Fund complex	Formerly, President and Director, J.J. Dalessandro II Ltd, registered broker-dealer and member of the New York Stock Exchange.

David C. Flattum†
Date of Birth: 8/27/64
Trustee since: 2004
Term of office: Expected to stand for election
at 2008 annual meeting of shareholders.
Trustee of 54 funds in Fund Complex
Trustee of no funds outside of Fund Complex	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America, L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).

Hans W. Kertess
Date of Birth: 7/12/39
Trustee since: 2001
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Trustee of 23 Funds in Fund Complex;
Trustee of no funds outside of Fund Complex	President, H Kertess & Co., L.P. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee of 19 funds in Fund Complex
Trustee of no funds outside of Fund Complex	Formerly, Managing Partner, Bear Wagner Specialists L.L.C. (formerly, Wagner Stott Mercator L.L.C.), specialist firm on the New York Stock Exchange

†  Mr. Flattum is an "interested person" of the Fund due to his affiliation with Allianz Global Investors of America L.P. and the Manager. In addition to Mr. Flattum's positions with affiliated persons of the Fund set forth in the trade above, he holds the following positions with affiliated person: Managing Director; Chief Operating Officer, General Counsel & member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, Allianz Global Investors Fund Management LLC; Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz PacLife Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Funds' Trustees is available in the Funds' Statement of Additional Information, dated February 14, 2002, which can be obtained upon request, without charge, by calling the Fund's transfer agent at (800) 331-1710.

10.31.05 | PIMCO Corporate Income Fund Annual Report 33

PIMCO Corporate Income Fund Principal Officers (unaudited)

Name, Age, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 31 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 fund's in the Fund Complex; Assistant Treasurer of 31 funds in the Fund Complex.

Mark Kiesel Date of Birth 7/18/69 Vice President since: 2004	Executive Vice President and a senior member of PIMCO's investment strategy and portfolio management group. He also heads the investment-grade corporate desk and manages corporate portfolios for the firm. Previously, Mr. Kiesel served as PIMCO's head of equity derivatives and as a senior credit analyst.

Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary since: 2004	Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P., Secretary of 32 funds in the Fund Complex.

Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 63 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

34 PIMCO Corporate Income Fund Annual Report | 10.31.05

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10.31.05 | PIMCO Corporate Income Fund Annual Report 35

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36 PIMCO Corporate Income Fund Annual Report | 10.31.05

Trustees and Principal Officers

Robert E. Connor
Trustee, Chairman of the Board of Trustees

Paul Belica
Trustee

John J. Dalessandro II
Trustee

David C. Flattum
Trustee

Hans W. Kertess
Trustee

R. Peter Sullivan III
Trustee

Brian S. Shlissel
President & Chief Executive Officer

Raymond G. Kennedy
Vice President

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary & Chief Legal Officer

Youse Guia
Chief Compliance Officer

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

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Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarter of its fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund's website at www.allianzinvestors.com.

On March 3, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Funds' principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, each Funds' principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds' disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com or by calling the Fund's transfer agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710.  The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in
2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,000. in 2004 and $60,000 in 2005.

b)             Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $21,000 in 2004 and $20,000 in 2005. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $9,900 in 2004 and $11,850 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Income Fund (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)   (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2004 Reporting Period was $2,804,545 and the 2005 Reporting Period was $2,649,791.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant has delegated the voting of proxies relating to its voting securities to its sub-adviser, Pacific Investment Management Co. (the “Sub-Adviser”). The Proxy Voting Policies and Procedures of the Sub-Adviser are included as an Exhibit 99.PROXYPOL hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT OMPANIES

Not effective at time of filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			TOTAL NUMBER
			OF SHARES PURCHASED
	TOTAL		AS PART OF PUBLICLY	MAXIMUM NUMBER OF SHARES THAT MAY YET BE
	NUMBER OF SHARES	AVERAGE PRICE PAID	ANNOUNCED PLANS OR	PURCHASED UNDER THE PLANS
PERIOD	PURCHASED	PER SHARE	PROGRAMS	OR PROGRAMS
November 2004	N/A	N/A	N/A	N/A
December 2004	N/A	N/A	N/A	N/A
January 2005	N/A	15.18	88,277	N/A
February 2005	N/A	15.33	32,671	N/A
March 2005	N/A	15.22	31,749	N/A
April 2005	N/A	N/A	N/A	N/A
May 2005	N/A	N/A	N/A	N/A
June 2005	N/A	N/A	N/A	N/A
July 2005	N/A	N/A	N/A	N/A
August 2005	N/A	15.12	27,442	N/A
September 2005	N/A	15.27	26,864	N/A
October 2005	N/A	14.89	26,772	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)  Exhibit 99.PROXYPOL - Proxy Voting Policies and Procedures

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Corporate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	January 6, 2006

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	January 6, 2006

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	January 6, 2006